EXHIBIT 10.1

FORM OF SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (this “Agreement”) dated as of August 6, 2007, by and among CHINA NATURAL RESOURCES, INC., a British Virgin Islands corporation (the “Company”), and the subscriber identified on the signature page hereto (“Subscriber”).

WHEREAS, the Company and Subscriber are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by the provisions of Section 4(2), Section 4(6) and/or Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “1933 Act”) or Rule 903 of Regulation S under the 1933 Act (“Regulation S”).

WHEREAS, the Company is offering to issue and sell (the “offering”) to Subscriber and other subscribers who are executing substantially identical subscription agreements contemporaneously herewith (collectively, “Subscribers”), in the aggregate, up to Thirty Five Million Dollars (USD$35,000,000) in securities of the Company, consisting of up to 2,187,500 units (the “Units”) each Unit consisting of two Common Shares (“Shares”) of the Company, no par value (“Common Stock”), and one purchase warrant (the “Warrants”) entitling the registered holder to purchase one Common Share (the “Warrant Shares”) for a three year period commencing one year following the Closing Date (as hereinafter defined) at an exercise price of USD$10.00 per Warrant Share, at  a purchase price of USD$16.00 per Unit (the "Purchase Price").  The Common Stock, the Warrants and the Warrant Shares are collectively referred to herein as the “Securities.”

NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement the Company and Subscriber hereby agree as follows:

1.

Purchase of Units.  Subject to the satisfaction or waiver of the terms and conditions of this Agreement, on the “Closing Date” (as defined in Section 2), Subscriber hereby irrevocably agrees to purchase and the Company hereby irrevocably to sell the number of Units set forth on the signature page hereto, for the Purchase Price.  The aggregate Purchase Price for the Units to be purchased by all Subscribers, shall not exceed USD$35,000,000.00.

2.

Closing.  The consummation of the transactions contemplated herein shall take place not more than twenty (20) days following the date of this Agreement, at the offices of Schneider Weinberger & Beilly LLP, counsel to the Company, 2200 Corporate Blvd., NW, Suite 210, Boca Raton, FL 33432, or at such other place as the parties may mutually agree upon the satisfaction of all conditions to Closing set forth herein (“Closing Date”).  Nothing herein shall require that consummation of the sale of Units to Subscribers other than Subscriber take place on the Closing Date.

3.

Conditions of Closing.   The Company and Subscriber acknowledge and agree that::

(a)

The obligations of Subscriber hereunder are irrevocable but are conditioned on (i) the accuracy of the representations and warranties of the Company contained in this Agreement as of the Closing Date, (ii) the Company’s compliance with all covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Closing Date in all material respects; and

(iii) the Company’s delivery to Subscriber or its designee of the following items:

(i)

a copy of this Agreement duly executed by the Company; and

(ii)

such other documents relating to the transactions contemplated by this Agreement as Subscriber or its counsel may reasonably request.

(b)

The obligations of the Company hereunder are irrevocable but are conditioned on (i) the accuracy of the representations and warranties of Subscriber contained in this Agreement as of the Closing Date, (ii) Subscriber’s compliance with all covenants, agreements and conditions contained in this Agreement to be performed by Subscriber on or prior to the Closing Date in all material respects; and (iii) Subscriber’s delivery to the Company of the following items:

(i)

the Purchase Price;

(ii)

a copy of this Agreement duly executed by Subscriber; and

(iii)

such other documents relating to the transactions contemplated by this Agreement as the Company or its counsel may reasonably request.

4.

Method of Payment.  On or prior to the Closing Date, Subscriber shall pay the Purchase Price for the Units by delivering good funds in United States Dollars or its Hong Kong Dollars equivalent at an exchange rate of US$1=HK$7.80 by way of wire transfer of funds for the benefit of the Company (in accordance with the wire instructions on Exhibit A attached hereto)

5.

Certificates for Shares and Warrants.  Promptly following the Closing Date, the Company shall issue and deliver to Subscriber (a) certificates evidencing the number of Shares included in the Units purchased by Subscriber, registered in the name of Subscriber, and (b) certificates evidencing the number of Warrants included in the Units purchased by Subscriber, registered in the name of Subscriber.  The form of Warrant is attached to this Agreement as Exhibit B.

6.

Subscriber's Representations and Warranties.  Subscriber hereby represents and warrants to and agrees with the Company that:

(a)

Organization and Standing of Subscriber.  If Subscriber is an entity, Subscriber is a corporation, partnership or other entity duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization;

(b)

Authorization and Power.  Subscriber has the requisite power and authority to enter into and perform this Agreement and to purchase the Units being sold to it hereunder.    The execution, delivery and performance of this Agreement by Subscriber and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate or partnership action, and no further consent or authorization of Subscriber or its Board of Directors, stockholders, partners, members, as the case may be, is required.  This Agreement has been duly authorized, executed and delivered by Subscriber and constitutes a valid and binding obligation of Subscriber enforceable against Subscriber in accordance with the terms thereof.

(c)

No Conflicts.  The execution, delivery and performance of this Agreement and the consummation by Subscriber of the transactions contemplated hereby or relating hereto do not and will not (i) result in a violation of Subscriber’s charter documents or bylaws or other organizational documents or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument or obligation to which Subscriber is a party or by which its properties or assets are bound, or result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to Subscriber or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a material adverse effect on  Subscriber).  Subscriber is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or to purchase the Units in accordance with the terms hereof, provided that for purposes of the representation made in this sentence, Subscriber is assuming and relying upon the accuracy of the relevant representations and agreements of the Company herein.

(d)

Information on Company.  Subscriber has had access at the EDGAR Website of the Commission to the Company's Form 20-F for the year ended December 31, 2006 and all periodic and current reports thereafter filed with the Commission (hereinafter referred to as the "Reports").  In addition, Subscriber has received in writing from the Company such other information concerning its operations, financial condition and other matters as Subscriber has requested in writing (such other information is collectively, the "Other Written Information"), and considered all factors Subscriber deems material in deciding on the advisability of investing in the Units.

(e)

Offshore Transaction.  Subscriber represents that it is not a U.S. Person as defined in Rule 902(k) of Regulation S of the 1933 Act (a “U.S. Person”), that at the time of the acquisition of the Securities it will not be a U.S. Person, that Subscriber is not, and at the time of the acquisition of the Securities will not be, acquiring the Securities for the account or benefit of a U.S. Person, and that the Subscriber is normally resident at the address provided by the Subscriber on the signature page hereto.

(f)

Hedging Transactions.  Subscriber acknowledges and agrees that all offers and sales of the Securities, as applicable, by Subscriber shall be made only in accordance with the provisions of Regulation S, pursuant to registration of the securities under the 1933 Act, or pursuant to an available exemption from the registration requirements of the 1933 Act. Subscriber acknowledges and agrees that it cannot engage in hedging transactions with regard to the Securities prior to the expiration of the one-year distribution compliance period specified in paragraph (b)(3) in Rule 903 promulgated under the 1933 Act unless in compliance with the 1933 Act.

(g)

Outside United States.  Subscriber is outside the United States; provided, that delivery of the Securities may be effected in the United States through  Subscriber’s agent as long as Subscriber is outside the United States at the time of such delivery. Subscriber has no present intention to sell or otherwise transfer the Securities except in accordance with Regulation S, pursuant to registration under the 1933 Act, or pursuant to an available exemption from registration under the 1933 Act, in each case in accordance with all applicable securities laws.

(h)

Authority; Enforceability.  This Agreement and other agreements delivered together with this Agreement or in connection herewith have been duly authorized, executed and delivered by Subscriber and are valid and binding agreements enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights generally and to general principles of equity; and Subscriber has full corporate power and authority necessary to enter into this Agreement and such other agreements and to perform its obligations hereunder and under all other agreements entered into by Subscriber relating hereto.

(i)

NASD Affiliations.  Subscriber is not registered, and is not required to be registered, as a broker-dealer with the National Association of Securities Dealers, Inc. (“NASD”), nor is

Subscriber affiliated or associated with, or a related person to, any NASD member.

(j)

Compliance with Securities Act.  Subscriber understands that the Units are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Units (including the underlying securities) as principal for its own account for investment and not with a view to, or for sale in connection with, any distribution of such Units or any part thereof, has no present intention of distributing any of such Units (including the underlying securities) and has no arrangement or understanding with any other persons regarding the distribution of such Units (including the underlying securities).  Subscriber is acquiring the Units (including the underlying securities) hereunder in the ordinary course of its business.  Subscriber does not have any agreement or understanding, directly or indirectly, with any person to distribute any of the Units (including the underlying securities). Subscriber is not purchasing the Units as a result of any advertisement, article, notice or other communication regarding the Units published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(k)

Shares Legend.  The Shares and the Warrant Shares shall bear the following or similar legend:

"THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 SECURITIES ACT”) OR OTHER APPLICABLE SECURITIES LAWS.  THESE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT (1) IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, RULE 901 THROUGH RULE 905, AND PRELIMINARY NOTES UNDER THE 1933 SECURITIES ACT OR (2) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT. HEDGING TRANSACTIONS INVOLVING THE SHARES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 SECURITIES ACT.”

(l)

Warrants Legend.  The Warrants shall bear the following or similar legend:

"THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 SECURITIES ACT”) OR ANY STATE SECURITIES LAWS. THIS WARRANT MAY NOT BE EXERCISED IN THE UNITED STATES (AS DEFINED IN REGULATION S UNDER THE 1933 SECURITIES ACT) , NOR MAY THIS WARRANT OR THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED, UNLESS THE WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER

THE 1933 SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE AND THE CORPORATION RECEIVES AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO IT TO SUCH EFFECT.”

(m)

Restricted Securities.   Subscriber understands that the Securities have not been registered under the 1933 Act and Subscriber will not sell, offer to sell, assign, pledge, hypothecate or otherwise transfer any of the Securities unless pursuant to an effective registration statement under the 1933 Act or appropriate exemption thereunder.  Notwithstanding anything to the contrary contained in this Agreement, Subscriber may transfer the Securities to a person outside the United States in an off-shore transaction in accordance with Regulation S of the 1933 Act or to its Affiliates (as defined below) provided that each such Affiliate is an “accredited investor” under Regulation D and such Affiliate agrees to be bound by the terms and conditions of this Agreement. For the purposes of this Agreement, an “Affiliate” of any person or entity means any other person or entity directly or indirectly controlling, controlled by or under direct or indirect common control with such person or entity.  Affiliate includes each subsidiary of the Company.  For purposes of this definition, “control” means the power to direct the management and policies of such person or firm, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

(n)

No Governmental Review.  Subscriber understands that no United States federal or state agency or any other governmental or state agency has passed on or made recommendations or endorsement of the Securities or the suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(o)

Correctness of Representations.  Subscriber represents that the foregoing representations and warranties are true and correct as of the date hereof and, unless Subscriber otherwise notifies the Company prior to the Closing Date, shall be true and correct as of the Closing Date.

(p)

Survival.  The foregoing representations and warranties shall survive until three years after the Closing Date.

7.

Company Representations and Warranties.  The Company represents and warrants to and agrees with Subscriber that except as set forth in the Reports and as otherwise qualified in the Transaction Documents (as hereinafter defined):

(a)

Due Incorporation.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the British Virgin Islands and has the requisite corporate power to own its properties and to carry on its business as disclosed in the Reports.  The Company is duly qualified to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a Material Adverse Effect.  For purpose of this Agreement, a “Material Adverse Effect” shall mean a material adverse effect on the financial condition, results of operations, properties or business of the Company taken as a whole.  All the Company’s Subsidiaries as of the Closing Date are set forth in the Reports.

(b)

Authority; Enforceability.  This Agreement, the Shares, the Warrants and any other agreements delivered together with this Agreement or in connection herewith (collectively “Transaction Documents”) have been duly authorized, executed and delivered by the Company and are valid and binding agreements enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity.  The Company has full corporate power and authority necessary to enter into and deliver the Transaction Documents and to perform its obligations thereunder.

(c)

Consents.  No consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the Company, or any of its Affiliates, any Principal Market (as defined in Section 10(b) of this Agreement), nor the Company's stockholders is required for the execution by the Company of the Transaction Documents and compliance and performance by the Company of its obligations under the Transaction Documents, including, without limitation, the issuance and sale of the Securities.  The Offering and Transaction Documents have been approved by the Company’s Board of Directors.

(d)

No Violation or Conflict.  Assuming the representations and warranties of Subscriber in Section 6 are true and correct, neither the issuance and sale of the Securities nor the performance of the Company’s obligations under this Agreement and the other Transaction Documents will:

(i)

violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default in any  material respect) of a material nature under (A) the certificate of incorporation, charter or bylaws of the Company, (B) to the Company's knowledge, any decree, judgment, order, law, treaty, rule, regulation or determination applicable to the Company of any court, governmental agency or body, or arbitrator having jurisdiction over the Company or over the properties or assets of the Company or any of its Affiliates, (C) the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which the Company or any of its Affiliates is a party, by which the Company or any of its Affiliates is bound, or to which any of the properties of the Company or any of its Affiliates is subject, or (D) the terms of any "lock-up" or similar provision of any underwriting or similar agreement to which the Company, or any of its Affiliates is a party except the violation, conflict, breach, or default of which would not have a Material Adverse Effect; or to the Company’s knowledge

(ii)

result in the creation or imposition of any lien, charge or encumbrance upon the Securities or any of the assets of the Company or any of its Affiliates; or

(iii)

result in the activation of any anti-dilution rights or a reset or repricing of any debt or security instrument of any other creditor or equity holder of the Company, nor result in the acceleration of the due date of any obligation of the Company; or

(iv)

result in the activation of any piggy-back registration rights of any person or entity holding securities or debt of the Company or having the right to receive securities of the Company.

(e)

The Securities.  The Securities upon issuance:

(i)

are, or will be, free and clear of any security interests, liens, claims or other encumbrances, subject to restrictions upon transfer under the 1933 Act and any applicable state securities laws;

(ii)

have been, or will be, duly and validly authorized and on the date of issuance of the Warrant Shares upon exercise of the Warrants and payment of the exercise price will be duly and validly issued, fully paid and non-assessable;

(iii)

will not have been issued or sold in violation of any preemptive or other similar rights of the holders of any securities of the Company;

(iv)

will not subject the holders thereof to personal liability by reason of being such holders, provided Subscriber’s representations herein are true and accurate and Subscribers take no actions or fail to take any actions required for their purchase of the Securities to be in compliance with all applicable laws and regulations; and

(v)

will not result in a violation of Section 5 under the 1933 Act.

(f)

Reporting Company.  The Company is a publicly-held company subject to reporting obligations pursuant to Section 13(a) and 15(d) of the Securities Exchange Act of 1934 (the “1934 Act”) and has a class of common shares registered pursuant to Section 12(b) of the 1934 Act.  The Company has filed all reports and other materials required to be filed thereunder with the Commission during the preceding twelve months.

(g)

Information Concerning Company.  The Reports, as amended, contain all material information relating to the Company and its operations and financial condition as of their respective dates and all the information required to be disclosed therein.  Since the last day of the fiscal year of the most recent annual audited financial statements included in the Reports (“Latest Financial Date”), and except as modified in the Other Written Information or in the Schedules hereto, there has been no Material Adverse Event relating to the Company's business, financial condition or affairs not disclosed in the Reports. The Reports do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances when made.

(h)

Stop Transfer.  The Company will not issue any stop transfer order or other order impeding the sale, resale or delivery of any of the Securities, except as may be required by any applicable federal or state securities laws and unless contemporaneous notice of such instruction is given to Subscriber.

(i)

No General Solicitation or Directed Selling Efforts.  Neither the Company, nor any of its Affiliates, nor to its knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) or directed selling efforts (within the meaning of Regulation S under the 1933 Act) in connection with the offer or sale of the Securities.

(j)

Correctness of Representations.  The Company represents that the foregoing representations and warranties are true and correct as of the date hereof in all material respects, and, unless the Company otherwise notifies Subscriber prior to the Closing Date, shall be true and correct in all material respects as of the Closing Date.

(k)

Survival.  The foregoing representations and warranties shall survive until three years after the Closing Date.

8.

Offering Exemption.  The offer and issuance of the Securities to the Subscriber is being made pursuant to the exemption from the registration provisions of the 1933 Act afforded by Section 4(2) or Section 4(6) of the 1933 Act and/or Rule 506 of Regulation D promulgated thereunder or Rule 903 of Regulation S of the 1933 Act.

9.

Concerning the Warrants.

(a)

Adjustments.  The Warrant exercise price and number of Common Shares issuable upon exercise of the Warrants shall be adjusted as described in this Agreement and the Warrants.

(b)

Redemption.  The Warrants shall not be redeemable or callable.

(c)

Expiration Date and Exercise Price of Warrants.  The Company may reduce the exercise price of the Warrants and/or extend the expiration date of the Warrants, without the consent of Subscriber.

10.

Covenants of the Company.  The Company covenants and agrees with  Subscriber to use its best efforts in good faith as follows:

(a)

Stop Orders.  The Company will advise Subscriber, promptly but no later than one business day after the Company receives notice of issuance by the Commission, any state securities commission or any other regulatory authority of any stop order or of any order preventing or suspending any offering of any securities of the Company, or of the suspension of the qualification of the Common Stock of the Company for offering or sale in any jurisdiction, or the initiation of any proceeding for any such purpose.

(b)

Listing.  The Company shall promptly secure the listing of the Shares and the Warrant Shares upon each national securities exchange, or electronic or automated quotation system upon which they are or become eligible for listing and shall use its commercially reasonable best efforts to maintain such listing so long as any Shares or Warrants are outstanding.  The Company will use its commercially reasonable best efforts to maintain the listing of its Common Stock on the Nasdaq Stock Exchange (the “Principal Market”), and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Principal Market, as applicable.

(c)

Filing Requirements.  From the date of this Agreement and until the sooner of (i) two (2) years after the Closing Date, or (ii) until all the Shares and Warrant Shares have been resold or transferred by all the Subscribers pursuant to the Registration Statement (as hereinafter defined) or pursuant to Rule 144, without regard to volume limitations, the Company will use its reasonable best efforts to (A) comply in all respects with its reporting and filing obligations under the 1934 Act, (B) cause its Common Stock to continue to be registered under Section 12(b) or 12(g) of the 1934 Act, and (C) comply with all requirements related to any registration statement filed pursuant to this Agreement.

(d)

Reservation.   Prior to the Closing Date, the Company undertakes to reserve on behalf of Subscriber, from its authorized but unissued common shares, a number of common shares equal to 100% of the amount of Warrant Shares issuable upon exercise of the Warrants issuable to Subscriber.

(e)

Books and Records.  From the date of this Agreement and until the sooner of (i) two (2) years after the Closing Date, or (ii) until all the Shares and Warrant Shares have been resold or transferred by all the Subscribers pursuant to the Registration Statement or pursuant to Rule 144, without regard to volume limitations, the Company will keep true records and books of account in which full, true and correct entries will be made of all dealings or transactions in relation to its business and affairs in accordance with generally accepted accounting principles applied on a consistent basis.

(f)

Governmental Authorities.   From the date of this Agreement and until the sooner of (i) two (2) years after the Closing Date, or (ii) until all the Shares and Warrant Shares have been resold or transferred by all the Subscribers pursuant to the Registration Statement or pursuant to Rule 144, without regard to volume limitations, the Company shall duly observe and conform in all material respects to all valid requirements of governmental authorities relating to the conduct of its business or to its properties or assets.

11.

Covenants of the Company and Subscriber Regarding Indemnification.

(a)

The Company agrees to indemnify, hold harmless, reimburse and defend Subscriber, Subscriber’s officers, directors, agents, Affiliates, control persons, and principal shareholders, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon Subscriber or any such person which results, arises out of or is based upon (i) any material misrepresentation by Company or breach of any warranty by Company in this Agreement or in any Exhibits or Schedules attached hereto, or other agreement delivered pursuant hereto; or (ii) after any applicable notice and/or cure periods, any breach or default in performance by the Company of any covenant or undertaking to be performed by the Company hereunder, or any other agreement entered into by the Company and Subscriber relating hereto.

(b)

Subscriber agrees to indemnify, hold harmless, reimburse and defend the Company and each of the Company’s officers, directors, agents, Affiliates, control persons against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Company or any such person which results, arises out of or is based upon (i) any material misrepresentation by Subscriber in this Agreement or in any Exhibits or Schedules attached hereto, or other agreement or document delivered pursuant hereto; or (ii) after any applicable notice and/or cure periods, any breach or default in performance by Subscriber of any covenant or undertaking to be performed by Subscriber hereunder, or any other agreement entered into by the Company and Subscriber, relating hereto.

(c)

The procedures set forth in Section 12.6 shall apply to the indemnification set forth in Sections 11(a) and 11(b).

12.

Registration Rights.

12.1.

Demand Registration.  Commencing three months after the Final Closing, record holders of a majority of the Shares included in the Units (“Majority Holders”), shall have the right, on one (1) occasion only, to demand that the Company prepare and file with the Commission a Form F-3 registration statement (or such other form that it is eligible to use) (the “Demand Registration Statement”) in order to register the Registrable Securities (as hereinafter defined) for resale and distribution under the 1933 Act.   The Majority Holders shall notify the Company in writing of their desire to exercise the demand registration right described herein, and the Company shall use its commercially reasonable best efforts to cause such Demand Registration Statement to be filed within sixty (60) days following its receipt of such written notification; provided, however, that the Company shall be entitled to defer the filing of such Demand Registration Statement to not more than five (5) business days following the date the Company is in possession of financial statements that meet the requirements of the 1933 Act with respect to the Demand Registration Statement to be filed. Subject to Section 12.4 and the other provisions of this Agreement, the Company will register in the Demand Registration Statement not less than 100% of the Shares included in the Units (collectively the “Registrable Securities”).  The registration right provided in this paragraph shall not apply to the extent of Registrable Securities that may be sold pursuant to Rule 144, without regard to volume limitations, or to Registrable Securities that are otherwise freely transferable without registration under the 1933 Act; and the holders of Registrable Securities that may be sold pursuant to Rule 144 without regard to volume limitations, and of Registrable Securities that are otherwise freely transferable without registration under the 1933 Act shall not be considered in determining the Majority Holders.  Notwithstanding the foregoing, nothing in this Agreement shall require that the Company register Registrable Securities in an amount that exceeds the number of securities that may be registered pursuant to applicable rules and regulations of the Commission at the time the Demand Registration Statement is filed (“Applicable Rules”). In the event that Applicable Rules do not permit all Registrable Securities to be registered at the time the Demand Registration Statement is initially filed, the Company hereby agrees to include in the Demand Registration Statement such number of Registrable Securities as is permitted by Applicable Rules, and to file such amendments to the Demand Registration Statement, and/or such other and further registration statements, to be filed, as and when permitted by Applicable Rules, such that all of the Registrable Securities are covered by an effective registration statement.  For purposes of this Section, a demand by Majority Holders to file a Demand Registration Statement shall include any amendments and/or other and further registration statements necessary in order for the Company to comply with its obligations under this Section.  To the extent that Applicable Rules do not permit a Demand Registration Statement to include all of the Subscribers’ Registrable Securities in one filing, the Company shall include each Subscriber’s pro-rata portion of Registrable Securities in the filing.

12.2.

Piggyback Registration.  In addition to the demand registration right included in Section 12.1, in the event that the Company determines to file a registration under the 1933 Act (other than a registration statement on Form S-4, F-4, S-8 or other “special purpose” form), the Company will provide record holders of Registrable Securities with an opportunity to include their Registrable Securities in such registration statement (the “Piggyback Registration Statement”).  The Company shall provide written notice to the Subscribers at least ten (10) business days prior to the filing of a Piggyback Registration Statement, and each record holder of Registrable Securities shall have five (5) business days thereafter to provide the Company with written notice that such holder desires to include its Registrable Securities in the Piggyback Registration Statement.  Piggy-back registration rights will not be applicable to the extent that (a) the registration statement relates to an underwritten public offering and the underwriter of such offering conditions its participation on there being no or a limited number of selling security holders included in the Piggyback Registration Statement, (b) the Registrable Securities may be sold pursuant to Rule 144, without regard to volume limitations, or to Registrable Securities that are otherwise freely transferable without registration under the 1933 Act or (c) the Registrable Securities are then covered by an effective registration statement.  Notwithstanding the foregoing, nothing in this Agreement shall require that the Company register Registrable Securities in an amount that exceeds the number of securities that may be registered pursuant to Applicable Rules.  In the event that Applicable Rules do not permit all of the Registrable Securities to be registered at the time the Piggyback Registration Statement is initially filed, the Company hereby agrees to include in the Piggyback Registration Statement such number of Registrable Securities as is permitted by Applicable Rules.  To the extent that the Applicable Rules do not permit a Piggyback Registration Statement to include all of the Subscribers’ Registrable Securities in one filing, each of the Subscribers shall be entitled to have a pro-rata portion of the Registrable Securities included in the filing.

12.3.

 Registration Procedures. If and whenever the Company is required by the provisions of this Section to file a Demand Registration Statement or Piggyback Registration Statement (collectively, the “Registration Statement,” and a record holder whose Registrable Securities are included in a Registration Statement is sometimes hereinafter referred to as a “Seller” and collectively as the “Sellers”), the Company will:

(a)

prepare and file with the registration statement with the Commission and use its commercially reasonable best efforts to cause such registration statement to become and remain effective for the period required hereby, and provide to the holders of the Registrable Securities on or before 6:00 PM Hong Kong time not later than the second business day after the Company receives notice that the registration statement has been declared effective;

(b)

prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until such registration statement has been effective for the period required hereby;

(c)

if applicable, list the Registrable Securities covered by such registration statement with any securities exchange on which the Common Stock of the Company is then listed; and

(d)

notify the Sellers of the Company’s becoming aware that a prospectus relating thereto is required to be delivered under the 1933 Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing or which becomes subject to a Commission, state or other governmental order suspending the effectiveness of the registration statement covering any of the Shares.

12.4.

Provision of Documents.  In connection with each registration described in this Section 12, each Seller will furnish to the Company in writing such information and representation letters with respect to itself and the proposed distribution by it as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws. The Company’s obligation to register each Seller’s Registrable Securities is subject to such Seller providing the Company with such information as may reasonably be requested by the Company therefore.

12.5.

Expenses.  All expenses incurred by the Company in complying with Section 12, including, without limitation, all registration and filing fees, printing expenses (if required), fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including reasonable counsel fees) incurred in connection with complying with state securities or “blue sky” laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, and fees of transfer agents and registrars, are called “Registration Expenses.”  All selling commissions applicable to the sale of Registrable Securities are called "Selling Expenses."  The Company will pay all Registration Expenses in connection with the registration statement under Section 12. Each Seller shall be responsible for Selling Expenses attributable to the sale of its Registrable Securities.

12.6.

Indemnification and Contribution.

(a)

In the event of a registration of any Registrable Securities under the 1933 Act pursuant to Section 12, the Company will, to the extent permitted by law, indemnify and hold harmless each Seller, each officer of the Seller, each director of the Seller, each underwriter of such Registrable Securities thereunder and each other person, if any, who controls such Seller or underwriter within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which the Seller, or such underwriter or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities was registered under the 1933 Act pursuant to Section 12, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances when made, and will subject to the provisions of Section 12.6(c) reimburse the Seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable to the Seller to the extent that any such damages arise out of or are based upon an untrue statement or omission made in any preliminary prospectus if (i) the Seller failed to send or deliver a copy of the final prospectus delivered by the Company to the Seller with or prior to the delivery of written confirmation of the sale by the Seller to the person asserting the claim from which such damages arise, (ii) the final prospectus would have corrected such untrue statement or alleged untrue statement or such omission or alleged omission, or (iii) to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any Seller, or any such controlling person in writing specifically for use in such registration statement or prospectus.

(b)

In the event of a registration of any of the Registrable Securities under the 1933 Act pursuant to Section 12, each Seller severally but not jointly will, to the extent permitted by law, indemnify and hold harmless the Company, and each person, if any, who controls the Company within the meaning of the 1933 Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the 1933 Act, against all losses, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, damages or liabilities arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities were registered under the 1933 Act pursuant to Section 12, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person after a non-appealable judgment or determination for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, damage, liability or action, provided, however, that the Seller will be liable hereunder in any such case if and only to the extent that any such loss, damage or liability arises out of or is based solely upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such Seller, as such, furnished in writing to the Company by such Seller specifically for use in such registration statement or prospectus, and provided, further, however, that the liability of the Seller hereunder shall be limited to the net proceeds actually received by the Seller from the sale of Registrable Securities covered by such registration statement.

(c)

Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 12.6(c) and shall only relieve it from any liability which it may have to such indemnified party under this Section 12.6(c), except and only if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 12.6(c) for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified parties, as a group, shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

13.

Miscellaneous.

(a)

Notices.  All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice.  Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.  The addresses for such communications shall be: (i) if to the Company, to:  Room 2105, West Tower, Shun Tak Centre, 200 Connaught Road C., Sheung Wan, Hong Kong, telecopier:  011-852-2810-6963, and (ii) if to Subscriber, to: the address and telecopier number indicated on the signature page hereto.

 (b)

Entire Agreement; Assignment.  This Agreement and other documents delivered in connection herewith represent the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties.  Neither the Company nor Subscriber has relied on any representations not contained or referred to in this Agreement and the documents delivered herewith.   No right or obligation of the Company shall be assigned without prior notice to and the written consent of Subscriber.

(c)

 Counterparts/Execution.  This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.  This Agreement may be executed by facsimile signature and delivered by facsimile transmission.

(d)

Law Governing this Agreement.  This Agreement shall be governed by and construed in accordance with the laws of the British Virgin Islands without regard to conflicts of laws principles that would result in the application of the substantive laws of another jurisdiction.  Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in a court of competent jurisdiction located in Hong Kong.  The parties and the individuals executing this Agreement and other agreements referred to herein or delivered in connection herewith on behalf of the Company agree to submit to the jurisdiction of such courts and waive trial by jury.  The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs.  In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law.  Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

(e)

Specific Enforcement, Consent to Jurisdiction.  The Company and Subscriber acknowledge and agree that irreparable damage may occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.  It is accordingly agreed that the parties shall be entitled to seek one or more preliminary and final injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.  Subject to Section 13(d) hereof, each of the Company, Subscriber and any signatory hereto in his personal capacity hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction in Hong Kong of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper.  Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.

(f)

Independent Nature of Subscribers.  The Company acknowledges that the obligations of Subscriber are several and not joint with the obligations of any other Subscribers, and Subscriber shall not be responsible in any way for the performance of the obligations of any other Subscribers. The Company acknowledges that Subscriber has represented that the decision of Subscriber to purchase Securities has been made by such Subscriber independently of any other Subscribers and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company which may have been made or given by any other Subscribers or by any agent or employee of any other Subscribers, and neither Subscriber nor any of its agents or employees shall have any liability to any other Subscribers (or any person other than the Company) relating to or arising from any such information, materials, statements or opinions.  The Company acknowledges that nothing contained in any Transaction Document, and no action taken by Subscriber pursuant hereto or thereto (including, but not limited to, the (i) inclusion of Subscriber in the Registration Statement and (ii) review by, and consent to, such Registration Statement by Subscriber) shall be deemed to constitute Subscribers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that Subscribers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or similar agreements entered into with other Subscribers.  The Company acknowledges that

Subscriber shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of the Transaction Documents, and it shall not be necessary for any other Subscribers to be joined as an additional party in any proceeding for such purpose.  The Company acknowledges that it has elected to provide all Subscribers with the same terms and Transaction Documents for the convenience of the Company and not because Company was required or requested to do so by Subscriber.  The Company acknowledges that such procedure with respect to the Transaction Documents in no way creates a presumption that the Subscribers are in any way acting in concert or as a group with respect to the Transaction Documents or the transactions contemplated thereby.

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

CHINA NATURAL RESOURCES, INC.

a British Virgin Islands corporation

By:

Name:  Li Feilie

Title:    President and CEO

Dated:                        , 2007

Units are Comprised Of
Subscriber	No. of Units Purchased	No. of Shares	No. of Warrants	Purchase Price at $16.00 per Unit

_______________________

(Print Company Name)

_______________________

(Authorized Signature)

_______________________

(Print Name)

_______________________

(Title)

_______________________

(Address for Notices)

_______________________

Fax No.: _______________

EXHIBIT A

WIRE INSTRUCTIONS

EXHIBIT B

FORM OF WARRANT

THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 SECURITIES ACT”) OR ANY STATE SECURITIES LAWS. THIS WARRANT MAY NOT BE EXERCISED IN THE UNITED STATES (AS DEFINED IN REGULATION S UNDER THE 1933 SECURITIES ACT), NOR MAY THIS WARRANT OR THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED, UNLESS THE WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE 1933 SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE AND THE CORPORATION RECEIVES AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO IT TO SUCH EFFECT.

Right to Purchase ______ Common Shares of China Natural Resources, Inc. (subject to adjustment as provided herein)

COMMON STOCK PURCHASE WARRANT

No. ______	Issue Date: ______, 2007

CHINA NATURAL RESOURCES, INC., a corporation organized under the laws of the British Virgen Islands (the “Company”), hereby certifies that, for value received, ________________________, or its assigns (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company at any time commencing one (1) year after the issue date (the “Issue Date”) until 5:00 p.m., Hong Kong time on the fourth (4th) anniversary of the Issue Date (the “Expiration Date”), _________________ (________) fully paid and nonassessable Common Shares of the Company, at a per share purchase price of US$10.00.  The aforedescribed purchase price per share, as adjusted from time to time as herein provided, is referred to herein as the “Purchase Price.”  The number and character of such Common Shares and the Purchase Price are subject to adjustment as provided herein.  The Company may reduce the Purchase Price without the consent of the Holder.  Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Subscription Agreement (the “Subscription Agreement”) entered into by the Company and Holder(s) of the Warrants.

As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

(a)

The term “Company” shall include China Natural Resources, Inc. and any corporation which shall succeed or assume the obligations of China Natural Resources, Inc. hereunder.

(b)

The term “Common Shares” includes (a) the Company’s Common Shares, no par value per share, as authorized on the date of the Subscription Agreement, and (b) any other securities into which or for which any of the securities described in (a) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

(c)

The term “Other Securities” refers to any stock (other than Common Shares) and other securities of the Company or any other person (corporate or otherwise) which the holder of the Warrant at any time shall be entitled to receive, or shall have received, on the exercise of the Warrant, in lieu of or in addition to Common Shares, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Shares or Other Securities pursuant to Section 5 herein or otherwise.

(d)

The term “Warrant Shares” shall mean the Common Shares issuable upon exercise of this Warrant.

1.

Exercise of Warrant.

1.1.

Number of Shares Issuable upon Exercise.  From and after the Issue Date through and including the Expiration Date, the Holder hereof shall be entitled to receive, upon exercise of this Warrant in whole in accordance with the terms of subsection 1.2 or upon exercise of this Warrant in part in accordance with subsection 1.3, Common Shares of the Company, subject to adjustment pursuant to Section 4.

1.2.

Full Exercise.  This Warrant may be exercised in full by the Holder hereof by delivery of an original or facsimile copy of the form of subscription attached as Exhibit A hereto (the “Subscription Form”) duly executed by such Holder and surrender of the original Warrant within four (4) days of exercise, to the Company at its principal office or at the office of its Warrant Agent (as provided hereinafter), accompanied by payment, in cash, wire transfer or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of Common Shares for which this Warrant is then exercisable by the Purchase Price then in effect.

1.3.

Partial Exercise.  This Warrant may be exercised in part (but not for a fractional share) by surrender of this Warrant in the manner and at the place provided in subsection 1.2 except that the amount payable by the Holder on such partial exercise shall be the amount obtained by multiplying (a) the number of whole shares designated by the Holder in the Subscription Form by (b) the Purchase Price then in effect.  On any such partial exercise, the Company, at its expense, will forthwith issue and deliver to or upon the order of the Holder hereof a new Warrant of like tenor, in the name of the Holder hereof or as such Holder (upon payment by such Holder of any applicable transfer taxes) may request, the whole number of Common Shares for which such Warrant may still be exercised.

1.4.

Fair Market Value. Fair Market Value of a Common Share as of a particular date (the “Determination Date”) shall mean:

(a)

If the Company’s Common Shares are traded on an exchange or quoted on the National Association of Securities Dealers, Inc. Automated Quotation (“NASDAQ”), National Market System, the NASDAQ SmallCap Market or the American Stock Exchange, LLC, then the closing or last sale price, respectively, reported for the last business day immediately preceding the Determination Date;

(b)

If the Company’s Common Shares are not traded on an exchange or on the NASDAQ National Market System, the NASDAQ SmallCap Market or the American Stock Exchange, Inc., but are traded in the over-the-counter market, then the average of the closing bid and ask prices reported for the last business day immediately preceding the Determination Date;

(c)

Except as provided in clause (d) below, if the Company’s Common Shares are not publicly traded, then as the Holder and the Company agree, or in the absence of such an agreement, by arbitration in accordance with the rules then standing of the American Arbitration Association, before a single arbitrator to be chosen from a panel of persons qualified by education and training to pass on the matter to be decided; or

(d)

If the Determination Date is the date of a liquidation, dissolution or winding up, or any event deemed to be a liquidation, dissolution or winding up pursuant to the Company’s charter, then all amounts to be payable per share to holders of the Common Shares pursuant to the charter in the event of such liquidation, dissolution or winding up, plus all other amounts to be payable per share in respect of the Common Shares in liquidation under the charter, assuming for the purposes of this clause (d) that all of the shares of Common Shares then issuable upon exercise of all of the Warrants are outstanding at the Determination Date.

1.5.

Company Acknowledgment. The Company will, at the time of the exercise of the Warrant, upon the request of the Holder hereof acknowledge in writing its continuing obligation to afford to such Holder any rights to which such Holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant. If the Holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such Holder any such rights.

1.6.

Delivery of Stock Certificates, etc. on Exercise.  The Company agrees that the Common Shares purchased upon exercise of this Warrant shall be deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within three (3) business days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder hereof, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct in compliance with applicable securities laws, a certificate or certificates for the number of duly and validly issued, fully paid and nonassessable Common Shares (or Other Securities) to which such Holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such Holder would otherwise be entitled, cash equal to such fraction multiplied by the then Fair Market Value of one full Common Share, together with any other stock or other securities and property (including cash, where applicable) to which such Holder is entitled upon such exercise pursuant to Section 1 or otherwise.

2.

Cashless Exercise.

(a)

Except as described below, if a Registration Statement (as defined in the Subscription Agreement) (“Registration Statement”) is effective and the Holder may sell its shares of Common Stock upon exercise hereof pursuant to the Registration Statement, this Warrant may be exercisable in whole or in part for cash only as set forth in Section 1 above.  If no such Registration Statement is available during the time that such Registration Statement is required to be effective pursuant to the terms of the Subscription Agreement, then payment upon exercise may be made at the option of the Holder either in (i) cash, wire transfer or by certified or official bank check payable to the order of the Company equal to the applicable aggregate Purchase Price, (ii) by cashless exercise in accordance with Section (b) below or (iii) by a combination of any of the foregoing methods, for the number of Common Shares specified in such form (as such exercise number shall be adjusted to reflect any adjustment in the total number of Common Shares issuable to the holder per the terms of this Warrant) and the holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully-paid and non-assessable Common Shares (or Other Securities) determined as provided herein.

(b)

If the Fair Market Value of one share of Common Share is greater than the Purchase Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being cancelled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Subscription Form in which event the Company shall issue to the holder a number of Common Shares computed using the following formula:

X=Y (A-B)

          A

Where

X=

the number of Common Shares to be issued to the holder

Y=

the number of Common Shares purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised (at the date of such calculation)

A=

the Fair Market Value of one Common Share (at the date of such calculation)

B=

Purchase Price (as adjusted to the date of such calculation)

For purposes of Rule 144 promulgated under the 1933 Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued pursuant to the Subscription Agreement.

3.

Adjustment for Reorganization, Consolidation, Merger, etc.

3.1.

Reorganization, Consolidation, Merger, etc.  In case at any time or from time to time, the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, as a condition to the consummation of such a transaction, proper and adequate provision shall be made by the Company whereby the Holder of this Warrant, on the exercise hereof as provided in Section 1, at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Shares (or Other Securities) issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such Holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such Holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustment thereafter as provided in Section 4.

3.2.

Dissolution.  In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable in accordance with Section 3.1 by the Holder of the Warrants upon their exercise after the effective date of such dissolution pursuant to this Section 3.

3.3.

Continuation of Terms.  Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 3, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the Other Securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any Other Securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in Section 4.  In the event this Warrant does not continue in full force and effect after the consummation of the transaction described in this Section 3, then only in such event will the Company’s securities and property (including cash, where applicable) receivable by the Holder of the Warrants be delivered to the Trustee as contemplated by Section 3.2.

4.

Extraordinary Events Regarding Common Stock.  In the event that the Company shall (a) issue additional Common Shares as a dividend or other distribution on outstanding Common Shares, (b) subdivide its outstanding Common Shares, or (c) combine its outstanding Common Shares into a smaller number of Common Shares, then, in each such event, the Purchase Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Purchase Price by a fraction, the numerator of which shall be the number of Common Shares outstanding immediately prior to such event and the denominator of which shall be the number of Common Shares outstanding immediately after such event, and the product so obtained shall thereafter be the Purchase Price then in effect. The Purchase Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 4. The number of Common Shares that the Holder of this Warrant shall thereafter, on the exercise hereof as provided in Section 1, be entitled to receive shall be adjusted to a number determined by multiplying the number of Common Shares that would otherwise (but for the provisions of this Section 4) be issuable on such exercise by a fraction of which (a) the numerator is the Purchase Price that would otherwise (but for the provisions of this Section 4) be in effect, and (b) the denominator is the Purchase Price in effect on the date of such exercise.

5.

Certificate as to Adjustments.  In each case of any adjustment or readjustment in the Common Shares (or Other Securities) issuable on the exercise of the Warrants, the Company at its expense will promptly cause its Chief Financial Officer or other appropriate designee to compute such adjustment or readjustment in accordance with the terms of the Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional Common Shares (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of Common Shares (or Other Securities) outstanding or deemed to be outstanding, and (c) the Purchase Price and the number of Common Shares to be received upon exercise of this Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted or readjusted as provided in this Warrant. The Company will forthwith mail a copy of each such certificate to the Holder of the Warrant and any Warrant Agent of the Company (appointed pursuant to Section 11 hereof).

6.

Reservation of Stock, etc. Issuable on Exercise of Warrant; Financial Statements.   The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrants, all Common Shares (or Other Securities) from time to time issuable on the exercise of the Warrant.  This Warrant entitles the Holder hereof to receive copies of all financial and other information distributed or required to be distributed to the holders of the Company’s Common Shares.

7.

Assignment; Exchange of Warrant.  Subject to compliance with applicable securities laws, this Warrant, and the rights evidenced hereby, may be transferred by any registered holder hereof (a “Transferor”). On the surrender for exchange of this Warrant, with the Transferor’s endorsement in the form of Exhibit B attached hereto (the “Transferor Endorsement Form”) and together with an opinion of counsel reasonably satisfactory to the Company that the transfer of this Warrant will be in compliance with applicable securities laws, the Company at its expense, twice, only, but with payment by the Transferor of any applicable transfer taxes, will issue and deliver to or on the order of the Transferor thereof a new Warrant or Warrants of like tenor, in the name of the Transferor and/or the transferee(s) specified in such Transferor Endorsement Form (each a “Transferee”), calling in the aggregate on the face or faces thereof for the number of Common Shares called for on the face or faces of the Warrant so surrendered by the Transferor.  No such transfers shall result in a public distribution of the Warrant.

8.

Replacement of Warrant.  On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense, twice only, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

9.

Registration Rights.  The Holder of this Warrant has been granted certain registration rights by the Company.  These registration rights are set forth in the Subscription Agreement.  The terms of the Subscription Agreement are incorporated herein by this reference.

10.

Warrant Agent.  The Company may, by written notice to the Holder of the Warrant, appoint an agent (a “Warrant Agent”) for the purpose of issuing Common Shares (or Other Securities) on the exercise of this Warrant pursuant to Section 1, exchanging this Warrant pursuant to Section 7, and replacing this Warrant pursuant to Section 8, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such Warrant Agent.

11.

Transfer on the Company’s Books.  Until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

12.

Notices.   All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice.  Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur or (c) three business days after deposited in the mail if delivered pursuant to subsection (ii) above.  The addresses for such communications shall be: (i) if to the Company to: Room 2105, West Tower, Shun Tak Centre,   200 Connaught Road C., Sheung Wan, Hong Kong, telecopier:  011-852-2810-6963, and (ii) if to the Holder, to the addresses and telecopier number set forth in the first paragraph of this Warrant.  The Company may change its address for notices but only to an address and fax number located in the United States.

14.

Miscellaneous.  This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the laws of Florida.  Any dispute relating to this Warrant shall be adjudicated in Hong Kong.  The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.  The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first written above.

CHINA NATURAL RESOURCES, INC.

By:

Name:   Li Feile

Title:    President and Chief Executive Officer

Witness:

Exhibit A

FORM OF SUBSCRIPTION

(to be signed only on exercise of Warrant)

TO:  CHINA NATURAL RESOURCES, INC.

The undersigned, pursuant to the provisions set forth in the attached Warrant (No.____), hereby irrevocably elects to purchase (check applicable box):

___

________ Common Shares covered by such Warrant; or

___

the maximum number of Common Shares covered by such Warrant pursuant to the cashless exercise procedure set forth in Section 2.

The undersigned herewith makes payment of the full purchase price for such shares at the price per share provided for in such Warrant, which is $___________.  Such payment takes the form of (check applicable box or boxes):

___

$__________ in lawful money of the United States; and/or

___

the cancellation of the Warrant to the extent necessary, in accordance with the formula set forth in Section 2, to exercise this Warrant with respect to the maximum number of Common Shares purchasable pursuant to the cashless exercise procedure set forth in Section 2.

The undersigned requests that the certificates for such shares be issued in the name of, and delivered to whose address is

The undersigned represents and warrants that the representations and warranties in Section 4 of the Subscription Agreement (as defined in this Warrant) are true and accurate with respect to the undersigned on the date hereof.

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable upon exercise of the within Warrant shall be made pursuant to registration of the Common Shares under the Securities Act of 1933, as amended (the “Securities Act”), or pursuant to an exemption from registration under the Securities Act.

Dated:

(Signature must conform to name of holder as

specified on the fact of the Warrant.)

(Address)

Exhibit B

FORM OF TRANSFEROR ENDORSEMENT

(To be signed only on transfer of Warrant)

For value received, the undersigned hereby sells, assigns, and transfers unto the person(s) named below under the heading “Transferees” the right represented by the within Warrant to purchase the percentage and number of Common Shares of CHINA NATURAL RESOURCES, INC. to which the within Warrant relates specified under the headings “Percentage Transferred” and “Number Transferred,” respectively, opposite the name(s) of such person(s) and appoints each such person Attorney to transfer its respective right on the books of CHINA NATURAL RESOURCES, INC. with full power of substitution in the premises.

Transferees	Percentage Transferred	Number Transferred

Dated: , Signed in the presence of: (Name) ACCEPTED AND AGREED: [TRANSFEREE] (Name)	(Signature must conform to name of holder as specified on the face of the warrant) (address) (address)